PREPARED BY AND AFTER RECORDING
RETURN TO:
J. Lindsay Stradley, Jr.
Epstein Becker & Green, P.C.
945 E. Paces Ferry Road., Suite 2700
Atlanta, GA 30326-1380

Loan Assumption and Modification Agreement

THIS LOAN ASSUMPTION AND MODIFICATION AGREEMENT (the “Agreement”), is made and entered into effective as of the 29th day of June, 2007 (the “Effective Date”), by and between APARTMENT REIT RESIDENCES AT BRAEMAR, LLC, a North Carolina limited liability company (“Purchaser”), whose principal place of business is located at c/o Triple Net Properties, LLC, 1606 Santa Rosa Drive, Suite 109, Richmond, Virginia 23229, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, an Iowa corporation (“Lender”), whose address is c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, and is joined in by BRAEMAR HOUSING LIMITED PARTNERSHIP, an Ohio limited partnership (“Seller”), having an office at 3103 Camden Drive, Troy, Michigan 48084 and by PHILLIP I. LEVIN, BRADLEY J. SCHRAM AND NORMAN A. PAPPAS (collectively, the “Original Carveout Obligor”), having an office at 3103 Camden Drive, Troy, Michigan 48084.

W I T N E S S E T H:

WHEREAS, effective as of May 25, 2005 (the “Original Loan Date”), the Lender funded a loan to Seller in the principal amount of $10,000,000.00 (the “Loan”) as evidenced by that certain Secured Promissory Note dated as of the Original Loan Date in the original principal amount of $10,000,000.00 (the “Note”);

WHEREAS, the Note is secured by (a) that certain Deed of Trust, Security Agreement and Fixture Filing executed by Seller for the benefit of Lender and recorded in Book 18849, Page 135, Mecklenburg County, North Carolina, Registry (the “Deed of Trust”), and (b) that certain Absolute Assignment of Leases and Rents recorded in Book 18849, Page 187, Mecklenburg County, North Carolina, Registry (the “Lease Assignment”);

WHEREAS, the Deed of Trust and the Lease Assignment hereinafter are sometimes collectively referred to as the “Original Security Instruments”;

WHEREAS, the Original Security Instruments encumber that certain real and personal property that is more particularly described therein (collectively, the “Property”);

WHEREAS, Seller and Original Carveout Obligor also executed and delivered to Lender in connection with the Loan that Environmental Indemnity Agreement dated as of the Original Loan Date (the “Environmental Indemnity”);

WHEREAS, Original Carveout Obligor also executed and delivered to Lender in connection with the Loan that certain Carveout Guarantee and Indemnity Agreement dated as of the Original Loan Date (the “Carveout Indemnity”);

WHEREAS, the Note, the Original Security Instruments, the Environmental Indemnity, the Carveout Indemnity and all other instruments or documents executed in connection with the Loan hereinafter are sometimes collectively referred to in this Agreement as the “Original Loan Documents”;

WHEREAS, by a certain deed dated as of the Effective Date and to be recorded in the Mecklenburg County, North Carolina, Registry immediately prior to the recordation of this Agreement, and by other instruments of transfer or conveyance of even date therewith, Seller has transferred and conveyed all of the Property to Purchaser;

WHEREAS, Seller, Original Carveout Obligor and Purchaser have requested that Lender consent to the above-described sale and conveyance of the Property to Purchaser, and Lender has agreed to consent to such sale and conveyance provided that (i) Purchaser, Seller and Original Carevout Obligor enter into this Agreement with Lender, whereby, inter alia, Purchaser assumes and agrees to pay and perform all of the past, current and future obligations of Seller under the Original Loan Documents, (ii) Purchaser and NNN Apartment REIT, Inc., a Maryland corporation (“New Carveout Obligor”), execute and deliver to Lender that certain Supplemental Environmental Indemnity Agreement dated as of the Effective Date (the “Supplemental Environmental Indemnity”), and (iii) New Carveout Obligor executes and delivers to Lender that certain Supplemental Carveout Guarantee and Indemnity Agreement dated as of the Effective Date (the “Supplemental Carveout Indemnity”).

WHEREAS, Purchaser and Lender desire to modify the Original Loan Documents in the manner more particularly hereinafter set forth; and

WHEREAS, the Original Loan Documents (as amended by this Agreement), this Agreement, the Supplemental Environmental Indemnity, the Supplemental Carveout Indemnity and all other instruments or documents executed and delivered by any one or more of Seller, Purchaser, Original Carveout Obligor and/or the New Carveout Obligor to or with Lender hereinafter are collectively referred to as the “Loan Documents”;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Seller, Original Carveout Obligor, and Lender hereby covenant and agree as follows:

1. Recitals. The above recitals are true and correct and are incorporated herein by reference. This Agreement is for the benefit of, and the recitals, covenants, representations, and warranties in this Agreement may be relied upon by, each of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

2. Assumption of Original Loan Documents. Subject to the limitations on the personal liability of “Borrower” under the limited exculpation provisions set forth in Section 13 of the Note, Purchaser hereby assumes and agrees to promptly and faithfully pay and perform all of the terms, covenants, agreements, representations, warranties, provisions, indemnifications, liabilities, and obligations on the part of Seller and/or Original Carveout Obligor to be paid or performed under the Note, the Deed of Trust, the Lease Assignment, or any one or more of the other Original Loan Documents other than the Carveout Indemnity, whether to be paid or performed in the past, currently, or in the future, all in accordance with the terms and conditions thereof, as hereby amended, including, without limitation of the generality of the foregoing, all of the Carveout Obligations (as defined in the Deed of Trust) that are exceptions to the nonrecourse feature of the Loan and that are more particularly described in Section 14 of the Note and in Section 21 of the Deed of Trust (the “Carveout Obligations”). Purchaser hereby agrees to be bound by all of the Original Loan Documents as though Purchaser were and at all times had been the Borrower, Grantor and the Original Carveout Obligor thereunder. The parties acknowledge and agree that the unpaid principal balance of the Note as of July 1, 2007, is $9,721,916.77 and that interest due on the Note has been paid through June 30, 2007. The parties to this Agreement further acknowledge that as of July 1, 2007, escrow funds in the amount of $67,494.30 are now held by Lender for the payment of taxes and insurance on the Property.

3. Consent to Purchase. Lender hereby consents to the acquisition of the Property by Purchaser and the assumption by Purchaser of the Original Loan Documents in accordance with the terms of this Agreement. Seller and Purchaser acknowledge that this Agreement is the one-time assumption allowed by Lender under Subsection 14.1 of the Deed of Trust. Nothing contained herein, however, shall in any manner be interpreted or construed as a consent by Lender to any further sale, transfer, or conveyance of all or any portion of any interest in the Property or any portion thereof.

4. Lender’s Rights. Seller, Purchaser, and Original Carveout Obligor acknowledge, warrant and represent that Lender’s rights under the terms of this Agreement and any and all rights of Lender pursuant to the other Loan Documents, or with respect to any collateral security for the Loan, are cumulative, concurrent and exercisable by Lender as Lender may desire in its sole discretion, from time to time, as set forth in such other Loan Documents. Any default by Seller, Purchaser, or Original Carveout Obligor under this Agreement shall be deemed to be a “Default” under, and as defined in, each of the other Loan Documents and any other document or instrument creating any collateral security for the repayment of the Loan, and any “Default” under or with respect to any of such other Loan Documents shall be deemed a default under this Agreement.

5. Amendments to Original Loan Documents. The Deed of Trust, the Lease Assignment, and the Note are hereby respectively amended from and after the Effective Date hereof as follows:

(a) All references in the Deed of Trust, the Lease Assignment, and the Note to the “Seller” or “Borrower” hereafter shall be deemed to refer to Purchaser.

(b) Subject to the provisions of Section 15 of this Agreement, all references in the Deed of Trust, the Lease Assignment, and the Note to the “Environmental Indemnity Agreement” or the “Unsecured Environmental Indemnity Agreement” hereafter shall be deemed to refer to the Supplemental Environmental Indemnity.

(c) Subject to the provisions of Section 15 of this Agreement, all references in any of the Loan Documents to the “Carveout Guarantee and Indemnity Agreement,” the “Carveout Guarantee and Indemnity,” or “Guarantee and Indemnity Agreement” hereafter shall be deemed to refer to the Supplemental Carveout Indemnity.

6. Amendment of Deed of Trust. The Deed of Trust is hereby further amended from and after the Effective Date hereof as follows:

(a) All references in the Deed of Trust to the “Note,” the “Deed of Trust,” the “Absolute Assignment of Leases and Rents,” or the other “Loan Documents” hereafter shall mean and refer to the Note, the Deed of Trust, the Lease Assignment, or the other Loan Documents, as the case may be, as amended by this Agreement.

(b) As used in the Deed of Trust, the term “Loan Documents” also shall be deemed to include, without limitation, the Supplemental Environmental Indemnity and the Supplemental Carveout Indemnity.

(c) The definition of “Carveout Obligors” in Section 3 of the Deed of Trust is hereby amended to substitute “NNN Apartment REIT, Inc.” for “Phillip I. Levin, Joseph J. Recchie, Bradley J. Schram and Norman A. Pappas”.

(d) The definition of “Qualified Property Manager” is added to Section 3 of the Deed of Trust as follows:

“Qualified Property Manager” means either (A) a financially sound, professional property management company, experienced in managing properties similar in type, size and quality to the Real Property (“Similar Properties”), and which is then currently managing no less than eight (8) Similar Properties in any of the following states: Florida, Georgia, Alabama, Mississippi, Louisiana, Texas, Arkansas, Tennessee, South Carolina, North Carolina, Kentucky and Maryland; (B) another property management company approved in writing by the Lender; or (C) Triple Net Properties Realty, Inc., a California corporation.

(e) The definitions of “Permitted Control Group Member,” “Prohibited Structural Change” and “Recourse Release Conditions” in Section 3 of the Deed of Trust are hereby deleted, as are Subsections 14.1, 14.2 and 14.4 and clause (b) of the first sentence in Section 21 of the Deed of Trust. The following is inserted as Section 14:

14. DUE ON SALE EXCEPTIONS

The offering, sale or other transfer of capital stock or shares of beneficial interests in or of the Carveout Obligors, or any distributions of dividends to public shareholders of the Carveout Obligors shall constitute Permitted Transfers for purposes of Section 13.

(f) Section 6.5 of the Deed of Trust is amended as follows:

(i)	Paragraph (iii) is deleted and replaced with the following:

“without Lender’s consent, merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;”

(ii)	Paragraph (viii) is amended by deleting the reference to “financial statements”.

(iii)	Paragraph (xiii) is deleted and replaced with the following:

“fail to file its own tax returns (unless prohibited by Legal Requirements from doing so, or an affiliate of Borrower files a consolidated return);”

(iv)	Paragraph (xvi) is deleted and replaced with the following:

“fail to allocate shared expenses (including shared office space) and, to the extent required for its operations, to use separate stationery, invoices and checks;”

(g) Section 6.26 is added to Deed of Trust as follows:

MANAGEMENT OF THE REAL PROPERTY

The Real Property shall be managed at all times by a Qualified Property Manager.

(h) Subsection 26.13 of the Deed of Trust is amended to provide that the notice address of the Seller is as follows:

Apartment REIT Residences at Braemar, LLC

c/o Triple Net Properties, LLC

1606 Santa Rosa Drive, Suite 109

Richmond, Virginia 23229

Attn: Jorge Figueiredo

Fax Number: 804-285-1376

With a copy of any Notice of default or acceleration to:

McGuireWoods LLP

One James Center

901 E. Cary Street

Richmond, Virginia 23219

Attn: Nancy R. Little, Esq.

Fax Number: 804-698-2101

7. Amendment of Lease Assignment. The Lease Assignment is hereby amended from and after the Effective Date hereof as follows:

(a) All references in the Lease Assignment to the “Note,” the “Deed of Trust,” the “Assignment,” or the other “Loan Documents” hereafter shall mean and refer to the Note, the Deed of Trust, the Assignment, or the other Loan Documents, as the case may be, as amended by this Agreement.

(b) The definition of “Loan Documents” in Section 2 of the Lease Assignment is amended to exclude from the documents to which that term refers both the Environmental Indemnity and the Supplemental Environmental Indemnity.

(c) Section 17 of the Lease Assignment is amended to provide that the notice address of the Borrower is as follows:

Apartment REIT Residences at Braemar, LLC

c/o Triple Net Properties, LLC

1606 Santa Rosa Drive, Suite 109

Richmond, Virginia 23229

Attn: Jorge Figueiredo

Fax Number: 804-285-1376

With a copy of any Notice of default or acceleration to:

McGuireWoods LLP

One James Center

901 E. Cary Street

Richmond, Virginia 23219

Attn: Nancy R. Little, Esq.

Fax Number: 804-698-2101

8. Amendment of Note. The Note is hereby amended from and after the Effective Date hereof as follows:

(a) All references in the Note to the (a) “Note,” (b) the “Deed of Trust,” and (c) the “Absolute Assignment of Leases and Rents”, or the “Assignment” hereafter shall mean the Note, the Deed of Trust, and the Absolute Assignment of Leases and Rents, as the case may be, as amended by this Agreement.

(b) Section 13 of the Note shall now read as follows:

“The Lender agrees that it shall not seek to enforce any monetary judgment with respect to the indebtedness evidenced by this Note against the Borrower or NNN Apartment REIT, Inc., except through recourse to the Property, unless the obligation from which the judgment arises is one of the “Carveout Obligations” defined in Section 14.

9. Waiver and Release. Seller, Purchaser, and Original Carveout Obligor, for themselves and their respective members, managers and managing directors, and the respective heirs, personal representatives, successors and assigns of all of them, acknowledge and agree that none of them has any right of setoff or defense or any counterclaim with respect to any of the indebtedness or other obligations evidenced or secured by any of the Loan Documents (or any other document or instrument executed in connection therewith), and hereby release and discharge any counterclaim or right of action that Seller, Purchaser, or the Original Carveout Obligor or any of their respective partners, members, managers, managing directors, or the respective heirs, personal representatives, successors or assigns of any of them, may have had, may now have, or may hereafter have against Lender, its affiliates, successors, and/or assigns, arising from any cause or matter whatsoever occurring or existing prior to and through the execution and delivery of this Agreement.

10. Lien. Seller, Purchaser, and Original Carveout Obligor, jointly and severally, warrant and represent to, and agree with, Lender that the Original Security Instruments, as amended by this Agreement, collectively constitute a valid first-priority lien and security title on the Property, enforceable in accordance with their respective terms, except to the extent that the enforceability or any of such instruments may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditor’s rights generally, or by equitable principles of general application (whether considered in an action at law or in equity).

11. Representations and Warranties of Purchaser. Purchaser represents and warrants to Lender that:

(a) The Note and the Original Security Instruments, as herein amended, are in full force and effect and are enforceable in accordance with their respective terms.

(b) As of the Effective Date, Purchaser has no defense, counterclaim, or right of offset with respect to any indebtedness to Lender.

(c) Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of North Carolina, is authorized to transact business in the State of North Carolina, and has full power and authority to enter into this Agreement and the other Loan Documents to which it is a party. The execution and delivery of this Agreement and all instruments and documents executed by Purchaser or any of its managing directors, managers, members, or officers in connection therewith have been duly authorized and approved by all of the members or managers of Purchaser, as required by its organizational documents and the organizational documents of any entity through which the authority of any signatory to this Agreement or any such instruments and documents derives his or her authority to execute them on Purchaser’s behalf (collectively, “Purchaser’s Organizational Documents”).

(d) Neither the execution and delivery of this Agreement, nor the complete performance of the provisions of this Agreement, nor the purchase, ownership or operation of the Property by Purchaser, will result in the breach of, or constitute a default under, or, except as provided by the Loan Documents, result in the creation of any lien, charge or encumbrance upon any property or assets of Purchaser or under Purchaser’s Organizational Documents, or any court order, administrative order, indenture, mortgage, security agreement, bank loan or credit agreement or other instrument to which Purchaser is a party or by which Purchaser is bound.

(e) Purchaser possesses and has carefully examined copies of the Loan Documents.

(f) Purchaser owns good and marketable fee simple title to the Property, free and clear of all liens and encumbrances whatsoever other than real estate taxes for the year 2007 and subsequent years (which are not yet due and payable) and the other Permitted Encumbrances (as defined in the Deed of Trust).

(g) The Deed of Trust, as amended by this Agreement, is and will remain a valid and enforceable first lien and security title on the Property.

(h) All information and financial statements furnished to Lender by or on behalf of the Purchaser and the New Carveout Obligor are true, correct, and complete in all material respects and are not intentionally misleading. The financial statements of Purchaser heretofore furnished to Lender present fairly the financial position, results of operations, and changes in financial condition of the Purchaser and of the New Carveout Obligor at the respective dates or for the respective periods to which they apply, and such statements and notes thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

(i) There are no actions, suits, proceedings, or investigations pending or threatened against or affecting Purchaser, at law or in equity, or before or by any governmental or administrative agency or instrumentality which, if adversely determined, would have an adverse effect upon the business or condition of the Purchaser or upon the Property.

(j) No judgment, decree, injunction, writ, or order of any court or governmental or administrative agency or instrumentality has been issued against Purchaser which has or may have any adverse effect upon the business or condition of Purchaser or upon the Property.

(k) No fact known to Purchaser exists which Purchaser has not disclosed to Lender in writing which materially affects adversely nor, so far as Purchaser can now foresee, will materially adversely affect the business prospects, profits or conditions (financial or otherwise) of Purchaser, or Purchaser’s ability to perform Purchaser’s obligations under the transactions contemplated by this Agreement or under the Loan Documents.

(l) Purchaser is not the subject of any pending or threatened bankruptcy or insolvency proceeding.

(m) No consent or approval of any regulatory authority on the part of Purchaser is necessary or required by law as a prerequisite to the execution and delivery of this Agreement.

(n) The only assets of Purchaser are its interests in the Property.

(o) Purchaser is indirectly controlled by the New Carveout Obligor, which indirectly owns 99.9% of the membership interests in Purchaser.

12. Covenants of Purchaser. Purchaser hereby covenants with Lender as follows:

(a) Purchaser shall not raise or otherwise exercise any right of setoff or defense or any counterclaim with respect to any of the indebtedness or other obligations evidenced or secured by any of the Loan Documents (or by any document or instrument executed in connection therewith) which asserts that either any “Default” under (and as defined in) any of the Loan Documents or any event that, with notice and/or the passage of time, would become a “Default” under any of the Loan Documents has occurred or is in existence as of the Effective Date.

(b) Purchaser shall not raise or otherwise exercise any right of setoff or defense or any counterclaim with respect to any of the indebtedness or other obligations evidenced or secured by any of the Loan Documents (or by any document or instrument executed in connection therewith) which challenges or otherwise questions the accuracy, as of the Effective Date, of any of the representations and warranties in any one or more of the Original Loan Documents or in any other agreement, document or instrument executed in connection therewith.

13. Representations and Warranties of Seller and Original Carveout Obligor. Seller and Original Carveout Obligor, jointly and severally, represent and warrant to Lender that:

(a) To the best of Seller’s and Original Carveout Obligor’s knowledge, no “Default” under (and as defined in) any of the Loan Documents has occurred or is in existence as of the Effective Date hereof, nor has any event occurred that, with notice and/or the passage of time, would become a “Default” under any of the Loan Documents.

(b) None of the representations and warranties made in any one or more of the Original Loan Documents or any other agreement, document, and instrument executed in connection therewith is untrue or incorrect in any material respect as of the time of delivery of this Agreement.

(c) The Original Loan Documents and all such other agreements, documents, and instruments are in full force and effect and are enforceable in accordance with their respective terms, except to the extent that the enforceability of any of such documents may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditor’s rights generally, or by equitable principles of general application (whether considered in an action at law or in equity).

(d) Neither Seller nor the Original Carveout Obligor has any defense, counterclaim, or right of offset with respect to any indebtedness to Lender.

(e) Seller is a limited partnership duly organized and validly existing under the laws of the State of Ohio, with the requisite power and authority to enter into the transactions contemplated by this Agreement.

(f) This Agreement and any other documents executed and delivered by Seller to Lender concurrently herewith have been executed in accordance with the requirements of law and in accordance with all requirements of its organizational documents and the organizational documents of any entity through which the authority of any signatory to this Agreement or any other such document derives his or her authority to execute them on Seller’s behalf (collectively, “Seller’s Organizational Documents”), and are legal, valid and binding documents, enforceable against Seller in accordance with their respective terms.

(g) The execution and delivery of this Agreement (i) have been duly authorized pursuant to the terms of Seller’s Organizational Documents; (ii) will not violate Seller’s Organizational Documents; and (iii) will not result in any breach of or constitute a default under any court order, administrative order, indenture, mortgage, security agreement, bank loan or credit agreement or other instrument to which Seller is a party or by which Seller is bound.

(h) All information provided by Seller to AEGON USA Realty Advisors, Inc. in connection with the proposed sale of the Property from Seller to Purchaser and Purchaser’s proposed assumption of the Loan is true, correct and complete in all material respects.

14. Indemnification. Purchaser hereby agrees to defend, indemnify, and hold Lender harmless from and against any and all claims, demands, actions, or causes of action of any third party against Lender in connection with or as a result of entering into this Agreement (including, without limitation, all losses, damages, liabilities, costs, including reasonable attorneys’ fees, and expenses whatsoever incurred or sustained by Lender in connection therewith), except to the extent caused by the gross negligence or willful misconduct of Lender. Without limitation of the generality of the foregoing, Purchaser agrees to defend, indemnify, and hold Lender harmless from and against any and all recording, documentary stamp, intangible and other taxes, if any, imposed upon Lender by virtue of the execution and delivery of this Agreement or any instrument or document executed in connection therewith, including, without limitation, all penalties, interest, and reasonable attorneys’ fees incurred by Lender in connection therewith. It is expressly understood and agreed that the liability of Purchaser arising under this Section is not limited by any limitation on the recourse of Lender for the Loan that may be provided in the Loan Documents and that Lender shall have full recourse to all of the assets of Purchaser for the satisfaction of the obligations arising under this Section. The provisions of this Section shall survive the repayment of the Note and the indebtedness evidenced thereby, and the satisfaction of the Loan Documents, and shall continue for so long as a claim may be asserted by any third party.

15. Release of Seller and Original Carveout Obligor. Upon the complete execution and recordation of this Agreement, (a) Seller shall be deemed to have been released from (i) all obligations under the Loan with respect to the payment of principal, interest and late fees under the Loan arising after the Effective Date, and (ii) all obligations under the Loan Documents with respect to any acts or omissions occurring after the Effective Date; and (b) Original Carveout Obligor shall be deemed to have been released from all obligations under the Environmental Indemnity and the Carveout Indemnity with respect to acts or omissions occurring after the Effective Date. Nevertheless, Seller acknowledges and agrees that neither any of the transactions described in this Agreement nor any provision of this Agreement shall be construed to release Seller from any obligations under the Loan Documents which pertain to obligations, acts or omissions arising or occurring (i) prior to the Effective Date or (ii) out of circumstances or conditions existing as of the Effective Date, and Seller hereby acknowledges its continuing liability for all such obligations. Furthermore, Original Carveout Obligor acknowledges and agrees that neither any of the transactions described in this Agreement nor any provision of this Agreement shall be construed to release Original Carveout Obligor from any obligations under the Carveout Indemnity or the Environmental Indemnity which pertain to acts or omissions occurring or arising prior to the Effective Date or arising out of circumstances or conditions existing as of the Effective Date, and Original Carveout Obligor hereby acknowledges the continuing liability of Original Carveout Obligor for all such obligations.

16. No Novation. All of the “Property” described in the Deed of Trust shall remain in all respects subject to the liens, charges and encumbrances of the Deed of Trust, and no provision contained in this Agreement, and no action taken pursuant to this Agreement, is intended to affect, shall affect, or shall be construed as affecting the liens, charges or encumbrances of the Deed of Trust, or the priority thereof over any other lien, charge or encumbrance, nor shall any provision contained in this Agreement or any action taken pursuant to this Agreement affect or be construed as affecting any other security or instrument held by Lender in connection with the Loan. Accordingly, it is the intent of the parties that this instrument shall not constitute a novation, and shall in no way adversely affect the priority of the lien or security title or effect of any of the Original Security Instruments. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the priority of the lien or security title of any of the Original Security Instruments over claims that would otherwise be subordinate thereto, then to the extent that third parties acquiring an interest in the Property between the time of execution and delivery of the Original Security Instruments and the execution and delivery of this Agreement are prejudiced thereby, this Agreement or such portion hereof as shall be so construed, shall be void and of no force and effect, and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral incorporating by reference the terms of the Original Security Instruments, and which Original Security Instruments then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto agree as between themselves that they shall be bound by all terms and conditions hereof until all indebtedness evidenced by any of the Loan Documents has been satisfied in full.

17. Ratification. Except as herein amended or concurrently released, the Original Loan Documents shall remain unaffected, unchanged, unmodified, and unimpaired, and the priority of the lien and security interest of the Original Security Instruments on the Property shall not be changed or in any way altered or affected hereby, and the Note and Original Security Instruments, as herein amended, are hereby ratified and confirmed.

18. Subordination by Seller and Original Carveout Obligor. As inducement to Lender to permit a transfer of the Property and the assumption of the Loan by Purchaser, Seller and Original Carveout Obligor, jointly and severally, hereby subordinate any and all indebtedness of Purchaser hereafter owed to Seller and/or Original Carveout Obligor to all indebtedness of Purchaser to Lender, and covenant with Lender not to demand or accept any payment of principal or interest on any such indebtedness or a return while any “Default” exists under the terms of any of the Loan Documents.

19. Miscellaneous.

(a) Headings. Paragraph headings used herein are for convenience only and shall not be construed as controlling the scope of any provision hereof.

(b) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

(c) Time is of the Essence. Time is of the essence of this Agreement and of each term, covenant, and condition hereof.

(d) Gender/Number. As used herein, the plural number shall include the singular and vice versa, and the neuter gender shall include the masculine and feminine genders, and vice versa, as the context demands.

(e) Attorneys’ Fees, Legal Assistants’ Fees and Costs. Purchaser agrees to pay to Lender all reasonable costs and expenses incurred by Lender in connection with protecting, defending, or enforcing Lender’s rights under this Agreement, including costs and reasonable attorneys’ fees and legal assistants’ fees prior to trial, at trial, on appeal, and in any bankruptcy, insolvency, or similar proceedings, and in collecting upon or enforcing any judgment.

(f) Security. All obligations on the part of Purchaser arising under this Agreement shall be secured by the lien and security title of the Original Security Instruments, as herein amended, and shall bear interest at the default rate under the Note from the date due until paid.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors, and assigns.

(h) Notices. In order for any demand, consent, approval or other communication to be effective under the terms of this Agreement, notice must be provided under the terms of this Section. All notices must be in writing. Notices may be (a) delivered by hand, (b) transmitted by facsimile (with a duplicate copy sent by first class mail, postage prepaid), (c) sent by certified or registered mail, postage prepaid, return receipt requested, or (d) sent by reputable overnight courier service, delivery charges prepaid. Notices shall be addressed as set forth below:

If to the Lender:

Transamerica Occidental Life Insurance Company

c/o AEGON USA Realty Advisors, Inc.

4333 Edgewood Road, N.E., MS #5224

Cedar Rapids, Iowa 52499-0001

Attn: Mortgage Loan Department

Reference: Loan # 89441

Fax Number: 319 298-4471

If to the Purchaser:

Apartment REIT Residences at Braemar, LLC

c/o Triple Net Properties, LLC

1606 Santa Rosa Drive, Suite 109

Richmond, Virginia 23229

Attn: Jorge Figueiredo

Fax Number: 804-285-1376

With a copy to:

McGuireWoods LLP

One James Center

901 E. Cary Street

Richmond, Virginia 23219

Attn: Nancy R. Little, Esq.

If to Seller:

Braemar Housing Limited Partnership

3103 Camden Drive

Troy, Michigan 48084

Attn: Phillip I. Levin

Fax Number: 248-822-2913

If to the Original Carveout Obligor:

c/o Phillip I. Levin

3103 Camden Drive

Troy, Michigan 48084

Fax Number: 248-822-2913

Notices delivered by hand or by overnight courier shall be deemed given when actually received or when refused by their intended recipient. Telecopied Notices will be deemed delivered when a legible copy has been received (provided receipt has been verified by telephone confirmation or one of the other permitted means of giving Notices under this Subsection). Mailed Notices shall be deemed received on the date received as evidenced by the returned receipt, or the date of the first attempted delivery. Any party to this Agreement may change its address for notice by giving at least fifteen (15) business days’ prior Notice of such change to the other parties.

(i) Entire Agreement; Amendment; Waiver. This Agreement embodies the entire understanding and agreement among the parties relative to the matters contained herein, and supersedes all prior negotiations, understandings or agreements in regard thereto, whether written or oral. This Agreement may be amended, altered or revoked only by a written instrument executed by Lender and any other party affected thereby. No provision of this Agreement may be waived by Lender, except by an agreement in writing signed by Lender. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

(j) Further Actions. Upon the reasonable request of any party hereto, from time to time, any party shall execute and deliver such additional documents and instruments and take such other actions as may be reasonably necessary to give effect to the intents and purposes of this Agreement.

(k) No Third-Party Benefit. No third parties are intended to benefit by the covenants, agreements, representations, warranties or any other terms or conditions of this Agreement.

(l) Continued Effect. Except as expressly set forth in this Agreement, no provision of this Agreement shall be deemed to modify or amend any of the Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms.

(m) Counterpart Execution. This instrument may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together shall constitute one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

[Remainder of the Page Intentionally Blank]

PURCHASER:

APARTMENT REIT RESIDENCES AT BRAEMAR, LLC, a North Carolina limited liability company
[SEAL]

By: /s/ Shannon K S Johnson [SEAL]

Print Name: Shannon K.S. Johnson
Title: Chief Financial Officer
STATE OF
COUNTY OF

I,      , a Notary Public of the County and State aforesaid, do hereby certify that      personally came before me this day and after being duly sworn, says that he/she is a of Apartment REIT Residences at Braemar, LLC, and that this instrument was signed and sealed by him/her, on behalf of the aforementioned limited liability company by its authority duly given, and further acknowledged this instrument to be the act and deed of the aforementioned limited liability company.

WITNESS my hand and official stamp or seal, this      day of      , 2007.

Notary Public

My Commission Expires:

[NOTARIAL SEAL]

[see attached]

STATE OF CALIFORNIA	)
)
COUNTY OF ORANGE	)

On June 29, 2007, before me, L.A. Forniss, Notary Public, personally appeared Shannon K S Johnson, personally known to me whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and the by his signature on the instruction the person, or entity upon behalf of which person acted, executed the instrument.

WITNESS my hand and official stamp or seal.

[Notarial Seal: L.A. Forniss
Commission # 1639895
Notary Public – California
Orange County
My Comm. Expires on Jan. 21, 2010]

Signature L.A. Forniss

My Commission Expires:
January 21, 2010

LENDER:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, an Iowa corporation

By: /s/ Stephen Noonan
Stephen Noonan
Vice President

STATE OF IOWA

COUNTY OF Linn

I,      Elaine E. Minor     , a Notary Public of the County and State aforesaid, do hereby certify that Stephen Noonan personally came before me this day and after being duly sworn, says that he/she is Vice President of Transamerica Occidental Life Insurance Company, an Iowa corporation, and that this instrument was signed and sealed by him/her, on behalf of the aforementioned corporation by its authority duly given, and further acknowledged this instrument to be the act and deed of the aforementioned corporation.

WITNESS my hand and official stamp or seal, this 27 day of June, 2007.

/s/ Elaine E. Minor

Notary Public

My Commission Expires:

2-12-08

[NOTARIAL SEAL]

[NOTARIAL SEAL IOWA ELAINE E. MINOR

COMMISSION NO. 220928

My Commission Expires

2-12-08]

BRAEMAR HOUSING LIMITED PARTNERSHIP, an Ohio partnership [SEAL]

By: Treyburn Housing, LLC, an Ohio limited liability company, its sole General Partner

By: LPS Investments, L.L.C., a Michigan limited liability company, its sole Managing Member

By:	/s/ Phillip I. Levin [SEAL]

Phillip I. Levin, Manager

STATE OF MICHIGAN

COUNTY OF OAKLAND

I, JULIE CORONADO, a Notary Public of the County and State aforesaid, do hereby certify that Phillip I. Levin personally came before me this day and after being duly sworn, said that he is the Manager of LPS Investments, L.L.C., a Michigan limited liability company, which is the sole Managing Member of Treyburn Housing, LLC, an Ohio limited partnership, which is the sole General Partner of Braemar Housing Limited Partnership, an Ohio limited partnership, and that this instrument was signed and sealed by him, on behalf of the aforementioned limited liability companies and limited partnership by their authority duly given, and further acknowledged this instrument to be the act and deed of the aforementioned limited liability companies and limited partnership.

WITNESS my hand and official stamp or seal, this 28th day of June, 2007.

/s/ Julie Coronado

Notary Public Acting in: [JULIE CORONADO NOTARY PUBLIC OAKLAND CO., MI MY COMMISSION EXPIRES Nov 10, 2006 Acting In:	County, MI ]

My Commission Expires:

[NOTARIAL SEAL]

ORIGINAL CARVEOUT OBLIGOR:

/s/ Phillip I. Levin [SEAL]

Phillip I. Levin

STATE OF MICHIGAN

COUNTY OF OAKLAND

I, JULIE CORONADO, a Notary Public of the County and State aforesaid, do hereby certify that Phillip I. Levin personally came before me this day and after being duly sworn, says that this instrument was signed and sealed by him, and further acknowledged this instrument to be his free act and deed.

WITNESS my hand and official stamp or seal, this 28th day of June , 2007.

/s/ Julie Coronado

Notary Public

My Commission Expires:

[JULIE CORONADO

NOTARY PUBLIC OAKLAND CO., MI

MY COMMISSION EXPIRES Nov 10, 2006

Acting In: County, MI ]

[NOTARIAL SEAL]

/s/ Bradley J. Schram [SEAL]

Bradley J. Schram

STATE OF MICHIGAN

COUNTY OF OAKLAND

I, Barbara Kraus, a Notary Public of the County and State aforesaid, do hereby certify that Bradley J. Schram personally came before me this day and after being duly sworn, says that this instrument was signed and sealed by him, and further acknowledged this instrument to be his free act and deed.

WITNESS my hand and official stamp or seal, this 28th day of June, 2007.

/s/Barbara Kraus

Notary Public

My Commission Expires:

[Barbara Kraus
Notary Public, Macomb co., MI
My Commission Expires: 08/14/2012
Acting in Oakland County, MI]

[NOTARIAL SEAL]

/s/ Norman A. Pappas [SEAL]

Norman A. Pappas

STATE OF MICHIGAN

COUNTY OF OAKLAND

I, Jeanne L. Apple, a Notary Public of the County and State aforesaid, do hereby certify that Norman A. Pappas personally came before me this day and after being duly sworn, says that this instrument was signed and sealed by him, and further acknowledged this instrument to be his free act and deed.

WITNESS my hand and official stamp or seal, this 27 day of June, 2007.

/s/ Jeanne L. Apple

Notary Public

My Commission Expires:

[JEANNE L. APPLE
Notary Public, State of Michigan
County of Oakland
My Commission Expirex Mar. 17, 2013
Acting in the County of Oakland]

[NOTARIAL SEAL]

J. Lindsay Stradley, Jr., as Trustee under the Deed of Trust and Security Agreement described in the within and foregoing Agreement, hereby joins in the execution of this Agreement for the sole purpose of evidencing his consent to the amendments to such Deed of Trust and Security Agreement effected by this Agreement.

/s/ J. Lindsay Stradley, Jr.

J.	Lindsay Stradley, Jr., as Trustee aforesaid

I, Marjorie Jones, a Notary Public of the County and State aforesaid, do hereby certify that J. Lindsay Stradley, Jr. personally came before me this day and after being duly sworn, says that this instrument was signed and sealed by him, and further acknowledged this instrument to be his free act and deed.

WITNESS my hand and official stamp or seal, this 27th day of June, 2007.

/s/ Marjorie Jones

Notary Public

My Commission Expires: 1/15/2010

[NOTARIAL SEAL]